                                                                  EXHIBIT 10.16


                                 LOAN AGREEMENT

         LOAN AGREEMENT dated as of September 21, 1999 entered into by and between Security First Technologies Corporation, a Delaware corporation ("Lender"), and FICS Group N.V., a Belgian corporation ("Borrower").

         WHEREAS, Lender has entered into a Stock Purchase Agreement II, dated as of the date hereof (the "Purchase Agreement"), with the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time (each a "Purchaser" and collectively, "Purchasers") and Borrower for the limited purposes set forth therein, pursuant to which such Purchasers have agreed to purchase certain shares of Lender;

         WHEREAS, Borrower has requested that Lender make available to Borrower a line of credit in the amount of up to $15,000,000 to finance Borrower's working capital needs; and

         WHEREAS, Lender is willing to do so on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows.

         1. CERTAIN DEFINITIONS. As used herein the terms set forth below shall have the meanings indicated:

         "Commitment Period" means the period beginning on the date of this Agreement and ending on the earlier to occur of: (i) September 26, 2000 or (ii) the date of the closing of an initial public offering of the common stock of Borrower on the Nasdaq National Market, EASDAQ or any other established securities exchange.

         "Event of Default" means any one or more of the following events:

                  (a) failure by Borrower to pay any principal, interest or other amount due hereunder or on account of the Loan, within 15 days of the date when due;

                  (b) failure by Borrower to perform or discharge, observe or comply with any of its covenants or agreements set forth herein or in the Note and such failure shall continue unremedied for a period of 15 days after written notice thereof by Lender to Borrower;

                  (c) any representation or warranty of Borrower to Lender set forth herein is found to have been false or misleading in any material respect as of the time when made;

                  (d) Borrower's liquidation, termination, dissolution or ceasing to carry on any substantial part of its current business;

                  (e) provided that the Purchase Agreement has then been terminated, a change in control with respect to Borrower or consummation by Borrower of a reorganization, merger or consolidation with any other person or entity, transfer of all or substantially all of its assets or properties or consummation of any other plan or arrangement involving a similar extraordinary corporate transaction.

                  (f) commencement by Borrower of a voluntary proceeding seeking relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets; or its consent to any of the foregoing in an involuntary proceeding against it; or Borrower shall generally not be paying its debts as they become due or admit in writing its inability to do so; or an assignment for the benefit of, or the offering to or entering into by Borrower of any composition, extension, reorganization or other agreement or arrangement with, its creditors; or

                  (g) commencement of an involuntary proceeding against Borrower seeking relief with respect to it or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets, which proceeding is not dismissed or stayed within 60 days.

         "Note" means the note executed and delivered by Borrower to Lender in the form of Exhibit A hereto, made to evidence the Loan.

         "Loan" has the meaning given in Section 2(a) hereof.

         2.  THE LOAN.

         (a) On the date of this Agreement, Lender is making an advance to Borrower in the amount of $6,000,000 pursuant to a Note substantially in the form of Exhibit A hereto. Not later than thirty (30) days after the date of this Agreement, Lender shall make an additional advance to Borrower in the amount of $2,000,000. Not later than five (5) business days following its receipt of Borrower's written notice therefor, Lender shall make additional advances to Borrower in an amount specified in such written notice; provided that such additional advances shall not exceed $1,000,000 in any calendar month or, together with the $6,000,000 advance made on the date of this Agreement and the $2,000,000 advance made not later than 30 days after the date of this Agreement, $15,000,000 in the aggregate during the Commitment Period (such advances are referred to herein collectively as the "Loan"). Borrower may re-borrow under the Loan at any time during the Commitment Period notwithstanding any full or partial repayment of the Loan by Borrower.

         (b) The Loan shall be evidenced by a Note in the form of Exhibit A hereto and shall be a general unsecured obligation of Borrower. The Loan shall be due and payable and shall bear interest at the Default Rate of Interest and bear other consequences as set forth in the Note.

         (c) Lender shall make the Loan available to Borrower by wire transfer or otherwise as Borrower requests in its notices to advance the Loan (provided that Borrower shall reimburse Lender for any administrative expense (wire transfer fees and the like) incurred by Lender in connection with such advance methods, except for an advance by bank or certified check).

         3.  REPRESENTATIONS AND WARRANTIES.

         Borrower hereby represents and warrants to Lender that:

         (a) Organization and Qualification. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all required corporate power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby.

         (b) Authorization of Transaction. The execution, delivery and performance of this Agreement and the Note have been duly authorized by all necessary corporate or other action of Borrower. This Agreement and the Note each represents a valid and binding obligation of Borrower, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

         (c) Approvals; Compliance With Laws. The execution, delivery and performance of this Agreement and the Note and the transactions contemplated thereby (i) do not require any approval or consent of, or filing with, any governmental agency or authority or otherwise which has not been obtained and which is not in full force and effect as of the date hereof, (ii) will not conflict with or constitute a breach or violation of the Restated Articles of Association (Statuten) of Borrower, and (iii) will not result in a violation of or any law or regulation to which it is subject.

         4.  BORROWER'S AGREEMENTS. Borrower agrees as follows:

         (a) Borrower will notify Lender, at least 30 days prior to any such event, of any change in Borrower's exact legal name or any change in its principal place of business or location as set forth in Section 7 of this Agreement.

         (b) During the Commitment Period, Borrower will deliver to Lender, with reasonable promptness, (i) such financial statements and other information as Borrower regularly provides to any other lender to Borrower, and (ii) such other financial data related to the business, affairs and financial condition of Borrower as is available to Borrower and as from time to time Lender may reasonably request; provided that Lender acknowledges that its receipt of any such information from Borrower shall be subject to customary confidentiality and non-disclosure provisions which Lender shall have agreed to in writing prior to receipt of such information.

         (c) Borrower shall incur no indebtedness that ranks senior in payment to the indebtedness evidenced by the Note.

         5. EVENTS OF DEFAULT; REMEDIES. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 1 above), (a) Borrower shall have no further right to request advances under the Loan, and (b) the Loan shall bear interest at the Default Rate of Interest, as defined in the Note.

         6. EXPENSES. Borrower agrees to pay Lender on demand any and all reasonable out-of-pocket costs and expenses of any nature (including without limitation reasonable attorneys' fees and disbursements) which may be incurred by Lender in connection with exercise of Lender's rights under this Note against the Borrower after an Event of Default; any enforcement, collection or other proceedings with respect to the Loan; or any bankruptcy, insolvency or other similar proceedings of the Borrower.

         6.  CONDITIONS PRECEDENT.

         Borrower acknowledges and agrees that Lender will not make advances under the Loan, nor will Lender entertain any request from Borrower for advances under the Loan, unless and until all of the following conditions have been satisfied and remain satisfied as of the date of funding the Loan:

         (a) Representations and Warranties. Borrower's representations and warranties contained herein shall be correct and complete in all material respects;

         (b) Covenants. Borrower shall be in compliance in all material respects with all covenants and agreements contained herein;

         (c) No Events of Default. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default; and

         (d) Delivery of Note. Borrower shall have delivered, or caused to be delivered, to Lender the Note.

         7.  MISCELLANEOUS PROVISIONS.

         (a) Notices. Unless otherwise specified herein, all notices hereunder shall be in writing directed to the addresses indicated below, and such notices shall be effective and be deemed received on the day when delivered by hand or by facsimile transmission; on the next business day, if by commercial overnight courier; and on the third business day, if by registered or certified mail, postage prepaid:

If to Lender, to:

         Security First Technologies Corporation
         3390 Peachtree Road, NE, Suite 1700
         Atlanta, Georgia 30326
         Attn:  Robert F. Stockwell, Chief Financial Officer

         with copies (which shall not constitute notice) to:

         Hogan & Hartson L.L.P.
         Columbia Square
         555 Thirteenth Street, N.W.
         Washington, DC 20004-1109
         Attn:  Stuart G. Stein, Esq.

and

         Hogan & Hartson, L.L.P.
         Avenue des Arts 41
         1040 Brussels, Belgium
         Attn:  Claud v.S. Eley, Esq.

If to Borrower, to:

         FICS Group N.V.
         Excelsiorlaan 87
         1930 Zaventem, Belgium
         Attn:  Steven Sipowicz, Chief Financial Officer

         with a copy (which shall not constitute notice)  to:

         Brown Rudnick Freed & Gesmer
         Stanmore House
         29-30 St. James's Street
         London SW1A 1HB, England
         Attn:  Lawrence A. Levy, Esq.
                Colin Hugh Buckley, Esq.

         (b) No Waiver. No failure to exercise and no delay in exercising, on the part of Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. Lender's rights and remedies hereunder, under any agreement or instrument supplemental hereto or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         (c) Assignment. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns; provided that Borrower may not assign or transfer any rights or obligations hereunder without Lender's prior written consent.

         (d) Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of Delaware (other than its laws relating to conflicts of laws).

         (e) Currency. All amounts set forth herein shall be denominated in currency of the United States of America.

                            [SIGNATURE PAGE FOLLOWS]

         Duly executed as of the date set forth above.

                                 FICS GROUP N.V.

                                 By:     /s/
                                         ----------------------------------
                                 Name:    Steven Sipowicz
                                 Title:   Chief Financial Officer

                                 SECURITY FIRST TECHNOLOGIES CORPORATION

                                 By:     /s/
                                         ----------------------------------
                                 Name:    Robert F. Stockwell
                                 Title:   Chief Financial Officer

                                    EXHIBIT A

                                 PROMISSORY NOTE

$15,000,000.00                                                 Atlanta, Georgia
                                                             September 21, 1999

         FOR VALUE RECEIVED, FICS Group N.V., a Belgian corporation ("Maker"), hereby promises to pay to the order of Security First Technologies Corporation, a Delaware corporation, at its place of business at 3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia 30326 ("Lender"), the sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), or so much as may have been advanced to Maker as provided in that certain Loan Agreement (the "Loan Agreement") dated as of the date hereof between Maker and Lender, together with interest on the unpaid principal amount from time to time outstanding prior to demand at a fixed rate per annum equal to one-half percent (1/2%) over LIBOR (as defined below) as in effect from time to time hereunder. All capitalized terms not otherwise defined in this Note shall have the meanings provided in the Loan Agreement.

         1. Payment. Other than as set forth in paragraph 3 hereof, all outstanding principal and interest shall be due and payable in full 10 business days immediately following expiration of the Commitment Period. All amounts due under this Note are subject to prepayment in full or in part at any time without premium or penalty.

         After the occurrence and during the continuance of an Event of Default, principal outstanding hereunder shall bear interest at a fixed rate equal to the sum of LIBOR as then in effect plus two percent (2%) per annum (the "Default Rate of Interest").

         2. Interest. Interest and fees shall be calculated on the basis of a 360-day year times the actual number of days elapsed. "LIBOR," as used herein, shall mean for any day the "London Interbank Offered Rate" for obligations of one year published in The Wall Street Journal Europe under the heading "Money Rates" on such day (or on the next day on which The Wall Street Journal Europe is published). In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Lender exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker.

         3. Forgiveness of Loan upon Lender Default. Reference is made to (i) the certain Share Purchase Agreement II, dated the date hereof (the "BelCo Purchase Agreement"), by and among S1 Europe Holdings N.V., a Belgian corporation and a subsidiary of Lender ("S1 Europe"), the stockholders of Maker who are signatories thereto, and as may be joined by other stockholders from time to time, and for the limited purposes stated therein, Lender and Maker, and
(ii) the certain Stock Purchase Agreement II, dated the date hereof (the "Lender Purchase Agreement"), by and among Lender, the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time, and Maker for the limited purposes stated therein. In the event that either (i) the BelCo Purchase Agreement is terminated pursuant to Section 8.1(e) thereof by any of the Sellers (as defined therein) (as a result of the willful or intentional breach on the part of S1 Europe of a representation, warranty, covenant or other agreement) or (ii) the Lender Purchase Agreement is terminated pursuant to Section 9.2 thereof by any of the Purchasers (as defined therein) (as a result of any willful or intentional breach on the part of Lender of a representation, warranty, covenant or other agreement), all amounts due and outstanding under this Note shall be immediately and automatically forgiven and this Note shall be of no further effect. Lender and Maker agree that the provisions of this paragraph 3 are not intended to constitute liquidated damages and shall not preclude the assertion of any other rights or the seeking of any other remedies, whether at law or in equity, by any party hereto.

         4. Payment in Kind. If the BelCo Purchase Agreement or the Lender Purchase Agreement are terminated for any reason, Maker may, at its choice, pay any or all of the obligations due and payable under this Note in cash or in shares of its common stock. In the event Maker elects to pay in shares of its common stock, the number of shares to be tendered by the Maker in satisfaction of such obligations shall equal (x) the amount of its outstanding obligations hereunder so being paid divided by (y) $2,438.54 (the "Exchange Ratio"). Notwithstanding the foregoing, in the event that (i) either the BelCo Purchase Agreement or the Lender Purchase Agreement is terminated by any party thereto for any reason other than a default or breach thereof by Lender or a subsidiary of Lender; and (ii) FICS, or any successor, subsidiary or controlling entity thereof, raises equity capital (or debt convertible into equity) within one year from the date of such termination at a lower valuation per share of "FICS Securities" (or any successor securities thereto) than reflected by the "Initial Payment" (as such terms in quotes are defined in the BelCo Purchase Agreement), then the Exchange Ratio shall be adjusted for such lower valuation on a retroactive basis, and the Lender shall be entitled to additional shares of FICS Securities (or any successor securities thereto) consistent with such adjustment. Such shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable laws.

         5. Waiver of Presentment. Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of the time of payment or forbearance or other indulgence without notice. No delay or omission of Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by Lender of any payment after demand shall not be deemed a waiver of such demand. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

         6. Currency. All amounts set forth herein shall be payable in currency of the United States of America.

                            [signature page follows]

         Duly executed as of the date set forth above.

                                     FICS GROUP N.V.

                                     By:
                                         ----------------------------------
                                         Name:
                                         Title: